UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

AMENDMENT NO. 1 TO FORM 8-K

ON

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 17, 2006

Odyne Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-130768	13-4050047
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation or Organization)	File Number)	Identification No.)

89 Cabot Court, Suite L, Hauppauge, NY 11788
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 750-1010

Technology Integration Group, Inc., 85 Livingston Avenue, Suite 3, Roseland, NJ 07068
(Former Name or Former Address, if Changed Since Last Report)

Copies to:
Greenberg Traurig, LLP

MetLife Building

200 Park Avenue
New York, New York  10166
Phone: (212) 801-9200
Fax: (212) 801-6400

Attn: Spencer G. Feldman, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Odyne Corporation is filing this Form 8-K/A solely to include Exhibit 99.2 in Part I, Item 9.01(d) of this document that was inadvertently omitted during transmission and to file a revised version of Exhibit 99.3 to correct the effective date of the merger.  No other information contained in the Form 8-K is amended by this Form 8-K/A.

All information contained in this Amendment is as of the original filing date of the Form 8-K dated October 17, 2006, and filed on October 23, 2006, and does not reflect any subsequent information or events other than as described above.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this report.

99.2

Financial statements of Odyne Corporation as of and for the six months ended June 30, 2006 and 2005 (unaudited).

99.3

Unaudited pro forma condensed combined financial statements of Odyne Corporation, as of and for the six months ended June 30, 2006 and unaudited pro forma condensed combined Statement of Operations as of and for the year ended December 31, 2005 and  Statement of Operations for the six months ended June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYNE CORPORATION

Date:  October 23, 2006

By: /s/ Roger M. Slotkin

Roger M. Slotkin

Chief Executive Officer